UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Kinder Morgan Canada Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

THIS LETTER OF TRANSMITTAL IS FOR USE ONLY BY REGISTERED HOLDERS OF RESTICTED VOTING SHARES IN CONNECTION WITH THE PLAN OF ARRANGEMENT INVOLVING KINDER MORGAN CANADA LIMITED, ITS SHAREHOLDERS, PEMBINA PIPELINE CORPORATION AND CERTAIN OTHER PERSONS AS DESCRIBED THEREIN.

IN ORDER TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES INC. IT IS IMPORTANT THAT REGISTERED RESTRICTED VOTING SHAREHOLDERS VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. THE DEPOSITARY CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

LETTER OF TRANSMITTAL FOR
REGISTERED HOLDERS OF RESTRICTED VOTING SHARES OF
KINDER MORGAN CANADA LIMITED

Please read the Instructions set out below and in the accompanying information circular and proxy statement of Kinder Morgan Canada Limited dated November 4, 2019 (the “proxy statement”) carefully before completing this Letter of Transmittal.

TO:	COMPUTERSHARE INVESTOR SERVICES INC. (THE “DEPOSITARY”)

AND TO:	KINDER MORGAN CANADA LIMITED (“KML”)

AND TO:	PEMBINA PIPELINE CORPORATION (“PEMBINA”)

This letter of transmittal (the “Letter of Transmittal”) is for use by registered holders (“Restricted Voting Shareholders”) of restricted voting shares (“Restricted Voting Shares”) of KML in connection with the proposed plan of arrangement (the “Arrangement”) under section 193 of the Business Corporations Act (Alberta) involving Pembina, KML, Restricted Voting Shareholders, holders of special voting shares of KML as well as the associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership, holders of preferred shares of KML, and certain other persons as described therein, pursuant to an arrangement agreement dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019 (the “Arrangement Agreement”), a copy of which is attached as Appendix C to the accompanying proxy statement. Capitalized terms used but not defined in this Letter of Transmittal shall have the respective meanings given to them in the proxy statement.

This Letter of Transmittal is for use by registered Restricted Voting Shareholders only. Restricted Voting Shareholders whose Restricted Voting Shares are registered in the name of a broker, dealer bank, trust company or other nominee should immediately contact such person to arrange for the deposit of their Restricted Voting Shares.

Under the Arrangement, Restricted Voting Shareholders will receive, on completion of the Arrangement for each of their Restricted Voting Shares, 0.3068 of a common share (“Pembina Common Share”) of Pembina (the “Share Consideration”).

Restricted Voting Shareholders will not receive a Direct Registration System (DRS) Advice (a “Pembina Common Share DRS Advice”) representing the Share Consideration to which such Restricted Voting Shareholder is so entitled under the Arrangement until they submit their certificates or DRS Advices representing Restricted Voting Shares (each a “Restricted Voting Share Certificate”) to the Depositary along with a duly completed and executed Letter of Transmittal, or a manually executed facsimile hereof, and such other documents as may be required by the Depositary.

The Depositary can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers relating to the Depositary). Persons whose Restricted Voting Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should immediately contact such registered holder for assistance with depositing their Restricted Voting Shares.

Restricted Voting Shareholders that are U.S. Persons for Tax Purposes (as defined in section 11 of the Instructions) should be aware that the Arrangement may have U.S. federal, state and local tax consequences.  Certain U.S. federal income tax consequences of the Arrangement are described in the proxy statement, and such Restricted Voting Shareholders should consult their tax advisors with respect to those consequences.

ALL RESTRICTED VOTING SHAREHOLDERS MUST COMPLETE BOX D, “STATUS AS A U.S. SHAREHOLDER” AND SHOULD COMPLETE AND SUBMIT EITHER AN IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 IF THEY ARE A U.S. SHAREHOLDER. SEE SECTION 11 OF THE INSTRUCTIONS.

STEP 1: DESCRIBE THE RESTRICTED VOTING SHARE CERTIFICATES BEING TRANSMITTED

All Restricted Voting Shareholders must complete this Step.

The undersigned registered Restricted Voting Shareholder hereby delivers to the Depositary the enclosed Restricted Voting Share Certificates to be exchanged for a Pembina Common Share DRS Advice,  in accordance with the Arrangement as described in the proxy statement.

Restricted Voting Share Certificate Number(s)/DRS Advice Account Number	Name in which Restricted Voting Shares are Registered	Number of Restricted Voting Shares

TOTAL

(if space above is not sufficient, please attach a signed list in the form below)

☐                                    Some or all of the Restricted Voting Share Certificates have been lost, stolen or destroyed (check box if applicable). Please review section 8 of the Instructions for the procedure to obtain the Share Consideration.

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STEP 2: MAKE THE FOLLOWING DECLARATION

The undersigned:

1.                                      represents and warrants that: (a) the undersigned is the legal owner of the above listed Restricted Voting Shares and has good title to the rights represented by the above mentioned Restricted Voting Share Certificates, free and clear of all liens, charges, encumbrances, claims and equities, together with all rights and benefits; (b) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver such Restricted Voting Share Certificates representing the Restricted Voting Shares in accordance with the Arrangement and that, when the Share Consideration is received for such Restricted Voting Shares, none of KML, Pembina or any of their respective affiliates or successors will be subject to any adverse claim in respect of such Restricted Voting Shares; (c) all information inserted into this Letter of Transmittal by the undersigned is true, complete and accurate; (d) the Restricted Voting Shares have not been sold, assigned or transferred nor has any agreement been entered into to sell, assign or transfer any such deposited Restricted Voting Shares to any other person; and (e) the undersigned will not transfer or permit to be transferred any of the deposited Restricted Voting Shares except pursuant to the Arrangement. The covenants, representations and warranties of the undersigned herein contained shall survive the completion of the Arrangement;

2.                                      represents and warrants that the Restricted Voting Shares listed above represent all of the Restricted Voting Shares owned by the undersigned;

3.                                      acknowledges receipt of the proxy statement;

4.                                      irrevocably constitutes and appoints each director and officer of each of KML and Pembina and any other person designated by KML or Pembina in writing, the true and lawful agent and attorney of the Restricted Voting Share Certificates in the name of and on behalf of the undersigned, to do such acts or take such actions with respect to the exchange of the Restricted Voting Share Certificates for the Share Consideration, in accordance with the Arrangement (such power of attorney being deemed to be an irrevocable power coupled with an interest);

5.                                      directs the Depositary to issue or cause to be issued a Pembina Common Share DRS Advice to which the holder of such Restricted Voting Share Certificates is entitled pursuant to the Arrangement in the name indicated below and to send the Pembina Common Share DRS Advice to the address, or hold the same for pickup, as indicated in this Letter of Transmittal;

6.                                      acknowledges that KML, Pembina SubCo (if applicable), Pembina and the Depositary shall be entitled to deduct and withhold from any consideration or amount otherwise payable to any former Restricted Voting Shareholder such amounts as KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, may determine is required or permitted to be deducted and withheld with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986, as amended, or any other relevant provision of federal, provincial, territorial, state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the former Restricted Voting Shareholder in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. The Restricted Voting Shareholder acknowledges and agrees that any of KML, Pembina SubCo (if applicable), Pembina and the Depositary are hereby authorized to sell or otherwise dispose of any property or amount otherwise payable to such former Restricted Voting Shareholder pursuant to the Arrangement to the extent necessary to provide sufficient funds to KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, shall remit to such former Restricted Voting Shareholder any unapplied balance of the net proceeds of such sale;

7.                                      covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of Restricted Voting Share Certificates for the Pembina Common Share DRS Advice;

8.                                      acknowledges that all authority conferred, or agreed to be conferred, by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned;

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9.                                      acknowledges and agrees that each Restricted Voting Share Certificate formerly representing Restricted Voting Shares, that is not validly deposited together with all other documents to the Depositary as required pursuant to the Arrangement, on or before the last Business Day prior to the third anniversary of the Effective Date and any right or claim to receive the Share Consideration that remains outstanding on such day shall cease to represent a right or claim or interest of any kind or nature against KML, Pembina or Pembina SubCo (if applicable), including the right or claim of the holder of such Restricted Voting Share Certificate to receive the Share Consideration for such Restricted Voting Shares held. On such date, all consideration and other property to which the former holder of the Restricted Voting Share Certificate(s) referenced to in the preceding sentence was entitled shall be deemed to have been surrendered to KML, Pembina or Pembina SubCo (if applicable), as applicable, for no consideration;

10.                               acknowledges that KML, Pembina SubCo (if applicable) and/or Pembina may be required to disclose personal information in respect of the undersigned and consents to the disclosure of personal information in respect of the undersigned to: (a) stock exchanges or securities regulatory authorities; (b) Pembina’s transfer agent or the Depositary, as described on the back page of this Letter of Transmittal; (c) any of the parties (or their respective affiliates or successors) to the Arrangement Agreement; and (d) legal counsel to the parties (or their respective affiliates or successors) to the Arrangement Agreement;

11.                               by virtue of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Restricted Voting Shares deposited pursuant to the Arrangement will be determined by Pembina in its discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on KML, Pembina, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice;

12.                               acknowledges that it has consulted or has had the opportunity to consult its own tax advisor with respect to the potential tax consequences to them of the Arrangement;

13.                               by reason of the use by the undersigned of this Letter of Transmittal in the English language, acknowledges that he, she or it is deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En utilisant une version anglaise de cette lettre d’envoi et formulaire de choix, le soussigné est réputé avoir exigé que tout contrat attesté par l’Arrangement, tel qu’il est accepté au moyen de cette lettre d’envoi et formulaire de choix, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais;

14.                               acknowledges that, if the Arrangement is completed, the deposit of Restricted Voting Shares pursuant to this Letter of Transmittal is irrevocable; and

15.                               acknowledges that if the Arrangement is not completed and the Arrangement Agreement is terminated or KML or Pembina terminate their obligations thereunder pursuant to its terms, the undersigned directs the Depositary to return the enclosed Restricted Voting Share Certificates to the address of the Restricted Voting Shareholder indicated below by first class mail.

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STEP 3: PROVIDE REGISTRATION AND DELIVERY INSTRUCTIONS

All Restricted Voting Shareholders must complete this Step.

The Depositary, Pembina and KML are hereby authorized and directed to cause the Pembina Common Share DRS Advice which the registered Restricted Voting Shareholder is entitled to receive in accordance with the terms of the Arrangement to be issued and/or registered in the name of the undersigned (unless alternative registration is required in the manner set forth below), which shall be sent by mail to the address specified or held for pick up, if so indicated.

BOX A	BOX B
REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
(See section 2 of the Instructions)	(See section 2 of the Instructions)

Issue and/or register the Share Consideration to:	Deliver the Share Consideration to the name and address specified below (unless BOX C is checked):

Name:	Name:
(please print)	(please print)

Address:	Address:

(include postal or zip code)	(include postal or zip code)

Social Insurance Number:

BOX C

HOLD FOR PICK-UP

☐                                    Check here if the Share Consideration is to be held for pick-up (other than mailed) at the office of the Depositary at which this Letter of Transmittal is deposited.

BOX D

STATUS AS U.S. SHAREHOLDER

TO BE COMPLETED BY ALL RESTRICTED VOTING SHAREHOLDERS BY SELECTING ONE BOX BELOW
 (See section 11 of the Instructions)

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

☐                                    The person signing this Letter of Transmittal represents that he/she/it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐                                    The person signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any holder of Restricted Voting Shares that is either (a) providing an address in Box A or B or in the signature block below that is located within the United States or any territory or possession thereof or (b) that is a U.S. Person for Tax Purposes as described in section 11 of the Instructions.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid possible U.S. backup withholding, you must generally complete the IRS Form W-9 included herein or the appropriate IRS Form W-8, as provided in section 11 of the Instructions.

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All Restricted Voting Shareholders must complete and sign below.

Dated:

Authorized Signature of Guarantor (if required under sections 3 or 4 of the Instructions)	Signature of Restricted Voting Shareholder or Authorized Representative (see sections 3 and 5 of the Instructions)

Name of Guarantor (please print or type)	Address of Restricted Voting Shareholder

Address of Guarantor (please print or type)	Telephone Number of Restricted Voting Shareholder

Facsimile Number of Restricted Voting Shareholder

Social Insurance Number or U.S. Resident Taxpayer Identification Number (must be provided)

Name of Restricted Voting Shareholder (please print or type)

Name of Authorized Representative, if applicable (please print or type)

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INSTRUCTIONS

1.                                      Use of Letter of Transmittal

(a)                                 In order to be eligible to receive the Pembina Common Share DRS Advice representing the Share Consideration, this Letter of Transmittal (or a manually executed copy hereof) properly completed and signed as required by the instructions set forth below, together with accompanying Restricted Voting Share Certificates and all other required documents must be received by the Depositary at one of its offices specified on the back page of this Letter of Transmittal.

(b)                                 The method used to deliver this Letter of Transmittal and any accompanying Restricted Voting Share Certificates and all other documents that may be required by the Depositary is at the option and risk of the person depositing the same, and delivery will be deemed effective only when such documents are actually received by the Depositary at one of its offices specified on the back page of this Letter of Transmittal. It is recommended that the necessary documentation be hand delivered to the Depositary, at its office specified on the back page of this Letter of Transmittal, and a receipt obtained. However, if such documents are mailed, it is recommended that registered mail be used and that proper insurance be obtained and a return receipt requested.

2.                                      Registration and Delivery Instructions

The box entitled “Registration Instructions” must be completed by all Restricted Voting Shareholders. One of the boxes entitled “Delivery Instructions” or “Hold for Pick-Up” must also be completed or checked, as applicable. In the event that the boxes entitled “Registration Instructions” and “Delivery Instructions”, as applicable, are not completed by a holder of Restricted Voting Shares, the Pembina Common Share DRS Advice to be issued or registered to such holder shall be issued or registered, as applicable, in the name of such holder as such name appears on the register of holders of Restricted Voting Shares and shall be delivered to the address otherwise indicated by the holder, or where no such address is indicated, to the holder’s latest address appearing on the register of holders of Restricted Voting Shares. See also section 4 “Guarantee of Signatures” below.

3.                                      Signatures

(a)                                 This Letter of Transmittal must be completed and signed by the Restricted Voting Shareholder or by such Restricted Voting Shareholder’s duly authorized representative (in accordance with section 5 “Fiduciaries, Representatives and Authorizations” below).

(b)                                 If this Letter of Transmittal is signed by the registered owner(s) of the accompanying Restricted Voting Share Certificates, such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such Restricted Voting Share Certificates without any change whatsoever, and the Restricted Voting Share Certificates need not be endorsed. If such transmitted Restricted Voting Share Certificates are owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)                                  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Restricted Voting Shares or if the Pembina Common Share DRS Advice is to be issued or registered to a person other than the registered holder(s):

(i)                                     such deposited Restricted Voting Share Certificates must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)                                  the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the Restricted Voting Share Certificates and must be guaranteed as noted in section 4 “Guarantee of Signatures” below.

4.                                      Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Restricted Voting Shares, or if the Pembina Common Share DRS Advice to be issued or registered is to be issued or registered in a name other than the name of

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the registered owner(s) of the Restricted Voting Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I Chartered Bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

5.                                      Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any certificate or share transfer or power of attorney is executed by a person as an executor, administrator, trustee, guardian, attorney-in-fact, or agent or on behalf of a corporation, partnership or association or is executed by any other person acting in a fiduciary or representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Any of KML, Pembina or the Depositary, at its sole discretion, may require additional evidence of such person’s authority or additional documentation.

6.                                      Miscellaneous

(a)                                 No Restricted Voting Shareholder shall be entitled to receive any consideration with respect to Restricted Voting Shares held by the Restricted Voting Shareholder other than the consideration and other property to which such holder is entitled to receive under the Arrangement and, for greater certainty, no such holder will be entitled to receive any interest, dividend, premium or other payment in connection therewith.

(b)                                 If the space on this Letter of Transmittal is insufficient to list all Restricted Voting Share Certificates, additional certificate numbers and the number of Restricted Voting Shares represented thereby may be included on a separate signed list affixed to this Letter of Transmittal.

(c)                                  If Restricted Voting Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal must be signed for each different registration.

(d)                                 No alternative, conditional or contingent deposits will be accepted. All depositing Restricted Voting Shareholders by execution of this Letter of Transmittal (or a copy thereof) waive any right to receive any notice by the Depositary.

(e)                                  This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein. The holder of the Restricted Voting Shares that are the subject of this Letter of Transmittal hereby unconditionally and irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Alberta and the courts of appeal therefrom.

(f)                                   Additional copies of this Letter of Transmittal may be obtained on request and without charge from the Depositary at any of their offices at the addresses listed on the back page of this Letter of Transmittal. A copy of this Letter of Transmittal is available under KML’s profile on SEDAR at www.sedar.com.

7.                                      DRS Advice

The Direct Registration System, or DRS, is a system that will allow you to hold your Pembina Common Shares in “book-entry” form without having a physical share certificate issued as evidence of ownership. Instead, your Pembina Common Shares will be held in your name and registered electronically in Pembina’s records, which will be maintained by its transfer agent, Computershare Trust Company of Canada (“Computershare”). The Direct Registration System eliminates the need for shareholders to safeguard and store certificates, it avoids the significant cost of a surety bond for the replacement of, and the effort involved in replacing, physical certificate(s) that might be lost, stolen or destroyed and it permits/enables electronic share transactions. The first time your Pembina Common Shares are recorded under DRS (upon completion of the Arrangement) you will receive an initial DRS Advice acknowledging the number of Pembina Common Shares you hold in your DRS account. Each time you have any movement of shares into or out of your DRS account, you will be mailed an updated DRS Advice.

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You may request a statement at any time by contacting Computershare or by accessing your account online at www.computershare.com/investorcentrecanada.

At any time you may request a share certificate for all or a portion of the Pembina Common Shares held in your DRS account. Simply contact Computershare with your request. A share certificate for the requested number of Pembina Common Shares will be sent to you by first class mail upon receipt of your instructions. For more information about DRS, please contact Computershare at 1-800-564-6253 (toll free within Canada and the U.S.) or 514-982-7555 (outside of Canada and the U.S.).

8.                                      Lost Certificates

If a Restricted Voting Share Certificate which immediately prior to the Effective Time represented an interest in outstanding Restricted Voting Shares has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Restricted Voting Share Certificate to have been lost, stolen or destroyed, the Depositary will issue and deliver in exchange for such lost, stolen or destroyed certificate, the consideration and other property to which the holder is entitled pursuant to the Arrangement as determined in accordance with the Arrangement. The person who is entitled to receive a Pembina Common Share DRS Advice as consideration for the disposition of Restricted Voting Shares represented by such lost, stolen or destroyed Restricted Voting Share Certificate must, as a condition precedent to the receipt thereof, give a bond satisfactory to Pembina and its transfer agent in such form as is satisfactory to Pembina and its transfer agent, or shall otherwise indemnify KML, Pembina, Pembina SubCo (if applicable) and the transfer agent, to the reasonable satisfaction of such parties, against any claim that may be made against any of them with respect to the Restricted Voting Share Certificate alleged to have been lost, stolen or destroyed.

9.                                      Fractional Shares

No Pembina Common Share DRS Advice representing fractional Pembina Common Shares will be issued pursuant to the Arrangement. In the event that the Arrangement would in any case otherwise result in a registered Restricted Voting Shareholder being entitled to a fractional Pembina Common Share under the Arrangement, the number of Pembina Common Shares issued to such Restricted Voting Shareholder shall be rounded up to the next greater whole number of Pembina Common Shares if the fractional entitlement is equal to or greater than 0.5, and shall, without any additional compensation, be rounded down to the next lesser whole number of Pembina Common Shares if the fractional entitlement is less than 0.5. In calculating such fractional interests, all Restricted Voting Shares registered in the name of or beneficially held by such Restricted Voting Shareholder or his/her/its nominee shall be aggregated.

10.                               Cessation of Rights

Each Restricted Voting Share Certificate, formerly representing Restricted Voting Shares, that is not validly deposited together with all other documents to the Depositary as required pursuant to the Arrangement, on or before the last Business Day prior to the third anniversary of the Effective Date and any right or claim to receive the Share Consideration that remains outstanding on such day shall cease to represent a right or claim or interest of any kind or nature against KML, Pembina or Pembina SubCo (if applicable), including the right or claim of the holder of such Restricted Voting Share Certificate to receive the Share Consideration for such Restricted Voting Shares held. On such date, all consideration and other property to which the former holder of the Restricted Voting Share Certificate(s) referenced to in the preceding sentence was entitled shall be deemed to have been surrendered to KML, Pembina or Pembina SubCo (if applicable), as applicable, for no consideration.

11.                               Important Tax Information for U.S. Shareholders

To prevent backup withholding on any payment made to a Restricted Voting Shareholder (or person acting on behalf of a Restricted Voting Shareholder) with respect to Restricted Voting Shares pursuant to the Arrangement, you are required, if you are a U.S. Person for Tax Purposes (as defined below), to notify us of your current U.S. taxpayer identification number (“TIN”) (or the TIN of the person on whose behalf you are acting) and certify, under penalties of perjury, that: (1) such TIN is correct; (2) you are not subject to backup withholding; and (3) you are a U.S. Person for Tax Purposes, by properly completing and executing the IRS Form W-9 (which is provided below) as described more fully below. The TIN is generally the U.S. Social Security number or the U.S. federal employer identification number of the U.S. Person for Tax Purposes. The U.S. Person for Tax Purposes is required to furnish the TIN of the registered owner of the Restricted Voting Shares. The instructions to the IRS Form W-9 explain the proper certification to use if the Restricted Voting Shares are registered in more than one name or are

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not registered in the name of the actual owner. The U.S. Person for Tax Purposes may write “Applied For” on the IRS Form W-9 if the tendering person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Person for Tax Purposes writes “Applied For” on the TIN line of the IRS Form W-9 and does not provide a TIN by the time of payment, such person may be subject to backup withholding on a portion of such payments. If you are a Restricted Voting Shareholder that is not a U.S. Person for Tax Purposes, you may be subject to backup withholding, as described in greater detail below, on payments received pursuant to the Arrangement unless you furnish the appropriate, properly completed and executed IRS Form W-8, which may be obtained at the IRS website (www.irs.gov).

Backup withholding is not an additional tax. Amounts withheld are creditable against the Restricted Voting Shareholder’s regular U.S. federal income tax liability, and any amount over-withheld generally will be refundable to the Restricted Voting Shareholder, if the Restricted Voting Shareholder properly files a U.S. federal income tax return in a timely manner.

You are a “U.S. Person for Tax Purposes” if you are, for U.S. federal income tax purposes: (1) a citizen or a resident of the United States (including a U.S. resident alien); (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States (or any state thereof, including the District of Columbia); (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain other electing trusts).

Certain U.S. Persons for Tax Purposes (including certain corporations) are exempt from backup withholding and reporting requirements. Such exempt holders should indicate their exempt status by entering in the correct “Exempt payee code” on line 4 in IRS Form W-9. See the instructions to IRS Form W-9 for additional information. Each Restricted Voting Shareholder is urged to consult his or her own tax advisor to determine whether, in connection with the Arrangement, such holder is exempt from backup withholding and information reporting.

Failure to provide the required information on the IRS Form W-9 or to provide an IRS Form W-8, as applicable, may subject the Restricted Voting Shareholder to penalties imposed by the IRS and backup withholding of all or a portion of any payment received pursuant to the Arrangement. Serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.

Please note that the foregoing certifications do not exempt any holder from any compensation-related or other withholding that may be required. Payments made pursuant to the Arrangement that are treated as wages will be subject to all applicable wage withholding, regardless of whether an IRS Form W-9 or applicable IRS Form W-8 is provided.

Taxes withheld from the consideration paid pursuant to the Arrangement will be treated for all purposes as having been paid to the persons with respect to whom such amounts were withheld.

ANY RESTRICTED VOTING SHAREHOLDER WHO IS A U.S. PERSON FOR TAX PURPOSES AND WHO FAILS TO PROPERLY COMPLETE THE IRS FORM W-9 SET OUT IN THIS FORM, AND ANY RESTRICTED VOTING SHAREHOLDER WHO IS NOT A U.S. PERSON FOR TAX PURPOSES AND WHO FAILS TO PROPERLY COMPLETE THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING AT THE APPLICABLE STATUTORY RATE WITH RESPECT TO ALL OR A PORTION OF PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT AND MAY BE SUBJECT TO PENALTIES.

10

requester. Do not TIN, later. or Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. U.S. person  Date  General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099-INT (interest earned or paid) • Form 1099-DIV (dividends, including those from stocks or mutual funds) • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099-S (proceeds from real estate transactions) • Form 1099-K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) • Form 1099-C (canceled debt) • Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. Form W-9 (Rev. 10-2018) Cat. No. 10231X Sign Here Signature of Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Employer identification number – Part II Certification Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification  Go to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the send to the IRS. Print or type. See Specific Instructions on page 3. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor or C Corporation S Corporation PartnershipTrust/estate single-member LLC Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)  Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) Other (see instructions)  5 Address (number, street, and apt. or suite no.) See instructions. Requester’s name and address (optional) 6 City, state, and ZIP code 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a Social security number – –

The Depositary is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you - from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. Some of your information may be transferred to servicers in the U.S.A. for data processing and/or storage. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depositary will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

Offices of the Depositary

By Mail

Computershare Investor Services Inc.
P.O. Box 7021
31 Adelaide Street East
Toronto, Ontario M5C 3H2

Attention: Corporate Actions

By Registered Mail, Hand or Courier

Calgary Computershare Investor Services Inc. 600, 530 - 8th Avenue SW Calgary, Alberta T2P 3S8 Attention: Corporate Actions	Toronto Computershare Investor Services Inc. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 Attention: Corporate Actions

Toll Free: 1-800-564-6253 (Canada and U.S.)
Telephone: 1-514-982-7555 (Outside North America)
E-Mail: corporateactions@computershare.com

Any questions and requests for assistance may be directed by shareholders to the Depositary at the telephone numbers and locations set out above.

THIS LETTER OF TRANSMITTAL IS FOR USE ONLY BY REGISTERED PREFERRED SHAREHOLDERS IN CONNECTION WITH THE PLAN OF ARRANGEMENT INVOLVING KINDER MORGAN CANADA LIMITED, ITS SHAREHOLDERS, PEMBINA PIPELINE CORPORATION AND CERTAIN OTHER PERSONS AS DESCRIBED THEREIN.

IN ORDER TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES INC. IT IS IMPORTANT THAT REGISTERED PREFERRED SHAREHOLDERS VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. THE DEPOSITARY CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

LETTER OF TRANSMITTAL FOR
REGISTERED HOLDERS OF PREFERRED SHARES OF
KINDER MORGAN CANADA LIMITED

Please read the Instructions set out below and in the accompanying information circular and proxy statement of Kinder Morgan Canada Limited dated November 4, 2019 (the “proxy statement”) carefully before completing this Letter of Transmittal.

TO:	COMPUTERSHARE INVESTOR SERVICES INC. (THE “DEPOSITARY”)

AND TO:	KINDER MORGAN CANADA LIMITED (“KML”)

AND TO:	PEMBINA PIPELINE CORPORATION (“PEMBINA”)

This letter of transmittal (the “Letter of Transmittal”) is for use by registered holders (“Preferred Shareholders”) of cumulative redeemable minimum rate reset preferred shares, series 1 and 3 (collectively, “Preferred Shares”) of KML in connection with the proposed plan of arrangement (the “Arrangement”) under section 193 of the Business Corporations Act (Alberta) involving Pembina, KML, holders of restricted voting shares and special voting shares of KML as well as the associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership, holders of Preferred Shares and certain other persons as described therein pursuant to an arrangement agreement dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019 (the “Arrangement Agreement”), a copy of which is attached as Appendix C to the accompanying proxy statement. Capitalized terms used but not defined in this Letter of Transmittal shall have the respective meanings given to them in the proxy statement.

This Letter of Transmittal is for use by registered Preferred Shareholders only. Preferred Shareholders whose Preferred Shares are registered in the name of a broker, dealer bank, trust company or other nominee should immediately contact such person to arrange for the deposit of their Preferred Shares.

Under the Arrangement, in the event that Preferred Shareholders approve a special resolution in respect of the Arrangement (the “Preferred Shareholder Resolution”) and the Preferred Shares are not otherwise excluded from the Arrangement pursuant to the terms of the Arrangement, Preferred Shareholders will receive, in exchange for each Preferred Share held, one applicable preferred share of Pembina with substantially the same terms as the Preferred Share so exchanged (collectively, the “Pembina Exchange Preferred Shares”).

Preferred Shareholders will not receive a certificate (a “Pembina Exchange Preferred Share Certificate”) representing the Pembina Exchange Preferred Shares to which such Preferred Shareholder is so entitled under the Arrangement until they submit their certificates or advices (“DRS Advices”) representing Preferred Shares (each a “Preferred Share Certificate”) to the Depositary along with a duly completed and executed Letter of Transmittal, or a manually executed facsimile hereof, and such other documents as may be required by the Depositary.

The Depositary can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers relating to the Depositary). Persons whose Preferred Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should immediately contact such registered holder for assistance with depositing their Preferred Shares.

Preferred Shareholders that are U.S. Persons for Tax Purposes (as defined in section 9 of the Instructions) should be aware that the Arrangement may have certain U.S. federal, state and local tax consequences. Such consequences are not described in the proxy statement, and such Preferred Shareholders should consult their tax advisors with respect to those consequences.

ALL PREFERRED SHAREHOLDERS MUST COMPLETE BOX D, “STATUS AS A U.S. SHAREHOLDER” AND SHOULD COMPLETE AND SUBMIT EITHER AN IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 IF THEY ARE A U.S. SHAREHOLDER. SEE SECTION 9 OF THE INSTRUCTIONS.

STEP 1: DESCRIBE THE PREFERRED SHARE CERTIFICATES BEING TRANSMITTED

All Preferred Shareholders must complete this Step.

The undersigned registered Preferred Shareholder hereby delivers to the Depositary the enclosed Preferred Share Certificates to be exchanged for applicable Pembina Exchange Preferred Share Certificates in accordance with the Arrangement as described in the proxy statement.

Preferred Share Certificate Number(s)/DRS Advice Account Number	Name in which Preferred Shares are Registered	Series of Preferred Shares	Number of Preferred Shares

TOTAL

(if space above is not sufficient, please attach a signed list in the form below)

☐                                    Some or all of the Preferred Share Certificates have been lost, stolen or destroyed (check box if applicable). Please review section 7 of the Instructions for the procedure to obtain the applicable Pembina Exchange Preferred Shares.

STEP 2: MAKE THE FOLLOWING DECLARATION

The undersigned:

1.                                      represents and warrants that: (a) the undersigned is the legal owner of the above listed Preferred Shares and has good title to the rights represented by the above mentioned Preferred Share Certificates, free and clear of all liens, charges, encumbrances, claims and equities, together with all rights and benefits; (b) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver such Preferred Share Certificates representing the Preferred Shares in accordance with the Arrangement and that, when the applicable Pembina Exchange Preferred Shares are received for such Preferred Shares, none of KML, Pembina or any of their respective affiliates or successors will be subject to any adverse claim in respect of such Preferred Shares; (c) all information inserted into this Letter of Transmittal by the undersigned is true, complete and accurate; (d) the Preferred Shares have not been sold, assigned or transferred nor has any agreement been entered into to sell, assign or transfer any such deposited Preferred Shares to any other person; and (e) the undersigned will not transfer or permit to be transferred any of the deposited Preferred Shares except pursuant to the Arrangement. The covenants, representations and warranties of the undersigned herein contained shall survive the completion of the Arrangement;

2.                                      represents and warrants that the Preferred Shares listed above represent all of the Preferred Shares owned by the undersigned;

3.                                      acknowledges receipt of the proxy statement;

4.                                      irrevocably constitutes and appoints each director and officer of each of KML and Pembina and any other person designated by KML or Pembina in writing, the true and lawful agent and attorney of the Preferred Share Certificates in the name of and on behalf of the undersigned, to do such acts or take such actions with respect to the exchange of the Preferred Share Certificates for the applicable Pembina Exchange Preferred Shares in accordance with the Arrangement (such power of attorney being deemed to be an irrevocable power coupled with an interest);

5.                                      directs the Depositary to issue or cause to be issued the Pembina Exchange Preferred Share Certificates to which the holder of such Preferred Share Certificates is entitled pursuant to the Arrangement in the name indicated below and to send the Pembina Exchange Preferred Share Certificates to the address, or hold the same for pickup, as indicated in this Letter of Transmittal;

6.                                      acknowledges that KML, Pembina SubCo (if applicable), Pembina and the Depositary shall be entitled to deduct and withhold from any consideration or amount otherwise payable to any former Preferred Shareholder such amounts as KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, may determine is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986, as amended, or any other relevant provision of federal, provincial, territorial, state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the former Preferred Shareholder in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. The Preferred Shareholder acknowledges and agrees that any of KML, Pembina SubCo (if applicable), Pembina and the Depositary are hereby authorized to sell or otherwise dispose of any property or amount otherwise payable to such former Preferred Shareholder pursuant to the Arrangement to the extent necessary to provide sufficient funds to KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, shall remit to such former Preferred Shareholder any unapplied balance of the net proceeds of such sale;

7.                                      covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of Preferred Share Certificates for the applicable Pembina Exchange Preferred Share Certificates;

8.                                      acknowledges that all authority conferred, or agreed to be conferred, by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned;

9.                                      acknowledges and agrees that, subject to any applicable laws relating to unclaimed personal property, provided that the Preferred Shareholder Resolution receives the requisite approval at a meeting of the Preferred Shareholders and the Preferred Shares are not otherwise excluded from the Arrangement pursuant to the terms of the Arrangement, each Preferred Share Certificate formerly representing Preferred Shares, that is not validly deposited, together with all other documents to the Depositary as required pursuant to the Arrangement, on or before the last Business Day prior to the third anniversary of the Effective Date and any right or claim to receive the applicable Pembina Exchange Preferred Shares that remains outstanding on such day shall cease to represent a right or claim or interest of any kind or nature against KML, Pembina or Pembina SubCo (if applicable), including the right or claim of the holder of such Preferred Share Certificate to receive the applicable Pembina Exchange Preferred Shares for such Preferred Shares held. On such date, all consideration and other property to which the former holder of the Preferred Share Certificate(s) referenced to in the preceding sentence was entitled shall be deemed to have been surrendered to KML, Pembina or Pembina SubCo (if applicable), as applicable, for no consideration;

10.                               acknowledges that KML, Pembina SubCo (if applicable) and/or Pembina may be required to disclose personal information in respect of the undersigned and consents to the disclosure of personal information in respect of the undersigned to: (a) stock exchanges or securities regulatory authorities; (b) Pembina’s transfer agent or the Depositary, as described on the back page of this Letter of Transmittal; (c) any of the parties (or their respective affiliates or successors) to the Arrangement Agreement; and (d) legal counsel to the parties (or their respective affiliates or successors) to the Arrangement Agreement;

11.                               by virtue of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Preferred Shares deposited pursuant to the Arrangement will be determined by Pembina in its discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on KML, Pembina, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice;

12.                               acknowledges that it has consulted or has had the opportunity to consult its own tax advisor with respect to the potential tax consequences to them of the Arrangement;

13.                               by reason of the use by the undersigned of this Letter of Transmittal in the English language, acknowledges that he, she or it is deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En utilisant une version anglaise de cette lettre d’envoi, le soussigné est réputé avoir exigé que tout contrat attesté par l’Arrangement, tel qu’il est accepté au moyen de cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais;

14.                               acknowledges that, provided that the Preferred Shareholder Resolution receives the requisite approval at a meeting of the Preferred Shareholders and the Preferred Shares are not otherwise excluded from the Arrangement pursuant to the terms of the Arrangement, if the Arrangement is completed, the deposit of Preferred Shares pursuant to this Letter of Transmittal is irrevocable; and

15.                               acknowledges that if the Arrangement is not completed, the Arrangement Agreement is terminated, KML or Pembina terminate their obligations thereunder pursuant to its terms or the Preferred Shares are excluded from the Arrangement pursuant to the terms of the Arrangement, the undersigned directs the Depositary to return the enclosed Preferred Share Certificates to the address of the Preferred Shareholder indicated below by first class mail.

STEP 3: PROVIDE REGISTRATION AND DELIVERY INSTRUCTIONS

All Preferred Shareholders must complete this Step.

The Depositary, Pembina and KML are hereby authorized and directed to cause the Pembina Exchange Preferred Share Certificates which the registered Preferred Shareholder is entitled to receive in accordance with the terms of the Arrangement to be registered in the name of the undersigned (unless alternative registration is required in the manner set forth below), which shall be sent by mail to the address specified or held for pick up, if so indicated.

BOX A	BOX B
REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
(See section 2 of the Instructions)	(See section 2 of the Instructions)

Register the Pembina Exchange Preferred Shares to:	Deliver the Pembina Exchange Preferred Shares to the name and address specified below (unless BOX C is checked):

Name:	In the Name of
(please print)	(please print)

Address:	Address:

(include postal or zip code)	(include postal or zip code)

Social Insurance Number:

BOX C
HOLD FOR PICK-UP

☐                                    Check here if the Pembina Exchange Preferred Shares are to be held for pick-up (other than mailed) at the office of the Depositary at which this Letter of Transmittal is deposited.

BOX D

STATUS AS U.S. SHAREHOLDER

TO BE COMPLETED BY ALL PREFERRED SHAREHOLDERS BY SELECTING ONE BOX BELOW
 (See section 9 of the Instructions)

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

☐                                    The person signing this Letter of Transmittal represents that he/she/it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐                                    The person signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any holder of Preferred Shares that is either (a) providing an address in Box A or B or in the signature block below that is located within the United States or any territory or possession thereof or (b) that is a U.S. Person for Tax Purposes as described in section 9 of the Instructions.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid possible U.S. backup withholding, you must generally complete the IRS Form W-9 included herein or the appropriate IRS Form W-8, as provided in section 9 of the Instructions.

All Preferred Shareholders must complete and sign below.

Dated:

Authorized Signature of Guarantor (if required under sections 3 or 4 of the Instructions)	Signature of Preferred Shareholder or Authorized Representative (see sections 3 and 5 of the Instructions)

Name of Guarantor (please print or type)	Address of Preferred Shareholder

Address of Guarantor (please print or type)	Telephone Number of Preferred Shareholder

Facsimile Number of Preferred Shareholder

Social Insurance Number or U.S. Resident Taxpayer Identification Number (must be provided)

Name of Preferred Shareholder (please print or type)

Name of Authorized Representative, if applicable (please print or type)

INSTRUCTIONS

1.                                      Use of Letter of Transmittal

(a)                                 In order to be eligible to receive the applicable Pembina Exchange Preferred Share Certificates representing the applicable Pembina Exchange Preferred Shares, this Letter of Transmittal (or a manually executed copy hereof) properly completed and signed as required by the instructions set forth below, together with accompanying Preferred Share Certificates and all other required documents must be received by the Depositary at one of its offices specified on the back page of this Letter of Transmittal.

(b)                                 The method used to deliver this Letter of Transmittal and any accompanying Preferred Share Certificates and all other documents that may be required by the Depositary is at the option and risk of the person depositing the same, and delivery will be deemed effective only when such documents are actually received by the Depositary at one of its offices specified on the back page of this Letter of Transmittal. It is recommended that the necessary documentation be hand delivered to the Depositary, at its office specified on the back page of this Letter of Transmittal, and a receipt obtained. However, if such documents are mailed, it is recommended that registered mail be used and that proper insurance be obtained and a return receipt requested.

2.                                      Registration and Delivery Instructions

The box entitled “Registration Instructions” must be completed by all Preferred Shareholders. One of the boxes entitled “Delivery Instructions” or “Hold for Pick-Up” must also be completed or checked, as applicable. In the event that the boxes entitled “Registration Instructions” and “Delivery Instructions”, as applicable, are not completed by a holder of Preferred Shares, the applicable Pembina Exchange Preferred Share Certificates to be registered to such holder shall be registered in the name of such holder as such name appears on the register of holders of Preferred Shares and shall be delivered to the address otherwise indicated by the holder, or where no such address is indicated, to the holder’s latest address appearing on the register of holders of Preferred Shares. See also section 4 “Guarantee of Signatures” below.

3.                                      Signatures

(a)                                 This Letter of Transmittal must be completed and signed by the Preferred Shareholder or by such Preferred Shareholder’s duly authorized representative (in accordance with section 5 “Fiduciaries, Representatives and Authorizations” below).

(b)                                 If this Letter of Transmittal is signed by the registered owner(s) of the accompanying Preferred Share Certificates, such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such Preferred Share Certificates without any change whatsoever, and the Preferred Share Certificates need not be endorsed. If such transmitted Preferred Share Certificates are owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)                                  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Preferred Shares or if the Pembina Exchange Preferred Share Certificates are to be issued to a person other than the registered holder(s):

(i)                                     such deposited Preferred Share Certificates must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)                                  the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the Preferred Share Certificates and must be guaranteed as noted in section 4 “Guarantee of Signatures” below.

4.                                      Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Preferred Shares, or if the Pembina Exchange Preferred Share Certificate to be issued is to be registered in a name other than the name of the registered owner(s)

of the Preferred Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I Chartered Bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

5.                                      Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any certificate or share transfer or power of attorney is executed by a person as an executor, administrator, trustee, guardian, attorney-in-fact, or agent or on behalf of a corporation, partnership or association or is executed by any other person acting in a fiduciary or representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Any of KML, Pembina or the Depositary, at its sole discretion, may require additional evidence of such person’s authority or additional documentation.

6.                                      Miscellaneous

(a)                                 No Preferred Shareholder shall be entitled to receive any consideration with respect to Preferred Shares held by the Preferred Shareholder other than the consideration and other property to which such holder is entitled to receive under the Arrangement and, for greater certainty, no such holder will be entitled to receive any interest, dividend, premium or other payment in connection therewith.

(b)                                 If the space on this Letter of Transmittal is insufficient to list all Preferred Share Certificates, additional certificate numbers and the number of Preferred Shares represented thereby may be included on a separate signed list affixed to this Letter of Transmittal.

(c)                                  If Preferred Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal must be signed for each different registration.

(d)                                 No alternative, conditional or contingent deposits will be accepted. All depositing Preferred Shareholders by execution of this Letter of Transmittal (or a copy thereof) waive any right to receive any notice by the Depositary.

(e)                                  This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein. The holder of the Preferred Shares that are the subject of this Letter of Transmittal hereby unconditionally and irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Alberta and the courts of appeal therefrom.

(f)                                   Additional copies of this Letter of Transmittal may be obtained on request and without charge from the Depositary at any of their offices at the addresses listed on the back page of this Letter of Transmittal. A copy of this Letter of Transmittal is available under KML’s profile on SEDAR at www.sedar.com.

7.                                      Lost Certificates

If a Preferred Share Certificate which immediately prior to the Effective Time represented an interest in outstanding Preferred Shares has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Preferred Share Certificate to have been lost, stolen or destroyed, the Depositary will issue and deliver in exchange for such lost, stolen or destroyed certificate, the consideration and other property to which the holder is entitled pursuant to the Arrangement as determined in accordance with the Arrangement. The person who is entitled to receive a Pembina Exchange Preferred Share Certificate as consideration for the disposition of Preferred Shares represented by such lost, stolen or destroyed Preferred Share Certificate must, as a condition precedent to the receipt thereof, give a bond satisfactory to Pembina and its transfer agent in such form as is satisfactory to Pembina and its transfer agent, or shall otherwise indemnify KML, Pembina, Pembina SubCo (if applicable) and the transfer agent, to the reasonable satisfaction of such parties, against any claim that may be made against any of them with respect to the Preferred Share Certificate alleged to have been lost, stolen or destroyed.

8.                                      Cessation of Rights

Subject to any applicable laws relating to unclaimed personal property, and provided that the Preferred Shareholder Resolution receives the requisite approval at a meeting of the Preferred Shareholders and the Preferred Shares are not otherwise excluded from the Arrangement pursuant to the terms of the Arrangement, each Preferred Share Certificate, formerly representing Preferred Shares, that is not validly deposited together with all other documents to the Depositary as required pursuant to the Arrangement, on or before the last Business Day prior to the third anniversary of the Effective Date and any right or claim to receive the Pembina Exchange Preferred Shares that remains outstanding on such day shall cease to represent a right or claim by or interest of any kind or nature against KML, Pembina or Pembina SubCo (if applicable), including the right or claim of the holder of such Preferred Share Certificate to receive the Pembina Exchange Preferred Shares for such Preferred Shares held. On such date, all consideration and other property to which the former holder of the Preferred Share Certificate(s) referenced to in the preceding sentence was entitled shall be deemed to have been surrendered to KML, Pembina or Pembina SubCo (if applicable), as applicable, for no consideration.

9.                                      Important Tax Information for Preferred Shareholders

There are certain circumstances in which payments made to a Preferred Shareholder (or person acting on behalf of a Preferred Shareholder) for accrued but unpaid dividends on Preferred Shares delivered to the Depositary pursuant to this Letter of Transmittal (a “Dividend Payment”) could result in information reporting and backup withholding, as described in greater detail below. In order to prevent this possible information reporting and backup withholding on such payments made to a Preferred Shareholder (or person acting on behalf of a Preferred Shareholder) you are required, if you are a U.S. Person for Tax Purposes (as defined below), to notify us of your current U.S. taxpayer identification number (“TIN”) (or the TIN of the person on whose behalf you are acting) and certify, under penalties of perjury, that: (1) such TIN is correct; (2) you are not subject to backup withholding; and (3) you are a U.S. Person for Tax Purposes, by properly completing and executing the IRS Form W-9 (which is provided below) as described more fully below. The TIN is generally the U.S. Social Security number or the U.S. federal employer identification number of the U.S. Person for Tax Purposes. The U.S. Person for Tax Purposes is required to furnish the TIN of the registered owner of the Preferred Shares. The instructions to the IRS Form W-9 explain the proper certification to use if the Preferred Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. Person for Tax Purposes may write “Applied For” on the IRS Form W-9 if the tendering person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Person for Tax Purposes writes “Applied For” on the TIN line of the IRS Form W-9 and does not provide a TIN by the time of payment, such person may be subject to backup withholding on a portion of such payments. If you are a Preferred Shareholder that is not a U.S. Person for Tax Purposes, you may be subject to information reporting and backup withholding on Dividend Payments unless you furnish the appropriate, properly completed and executed IRS Form W-8, which may be obtained at the IRS website (www.irs.gov).

Backup withholding is not an additional tax. Amounts withheld are creditable against the Preferred Shareholder’s regular U.S. federal income tax liability, and any amount over-withheld generally will be refundable to the Preferred Shareholder, in each case, if the Preferred Shareholder properly files a U.S. federal income tax return in a timely manner.

You are a “U.S. Person for Tax Purposes” if you are, for U.S. federal income tax purposes: (1) a citizen or a resident of the United States (including a U.S. resident alien); (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States (or any state thereof, including the District of Columbia); (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain other electing trusts).

Certain U.S. Persons for Tax Purposes (including certain corporations) are exempt from backup withholding and information reporting requirements. Such exempt holders should indicate their exempt status by entering in the correct “Exempt payee code” on line 4 in IRS Form W-9. See the instructions to the IRS Form W-9 for additional information. Each Preferred Shareholder is urged to consult his or her own tax advisor to determine whether, in connection with the Dividend Payments, such holder is exempt from backup withholding and information reporting.

Failure to provide the required information on the IRS Form W-9 or to provide an IRS Form W-8, as applicable, may subject the Preferred Shareholder to penalties imposed by the IRS and backup withholding of all or a portion of any Dividend Payment.

Please note that the foregoing certifications do not exempt any holder from any compensation-related or other withholding that may be required. Dividend Payments that are treated as wages will be subject to all applicable wage withholding, regardless of whether an IRS Form W-9 or applicable IRS Form W-8 is provided.

Taxes withheld from the Dividend Payments will be treated for all purposes as having been paid to the persons with respect to whom such amounts were withheld.

ANY PREFERRED SHAREHOLDER WHO IS A U.S. PERSON FOR TAX PURPOSES AND WHO FAILS TO PROPERLY COMPLETE THE IRS FORM W-9 SET OUT IN THIS FORM, AND ANY PREFERRED SHAREHOLDER WHO IS NOT A U.S. PERSON FOR TAX PURPOSES AND WHO FAILS TO PROPERLY COMPLETE THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING AT THE APPLICABLE STATUTORY RATE WITH RESPECT TO ALL OR A PORTION OF DIVIDEND PAYMENTS MADE TO SUCH HOLDER AND MAY BE SUBJECT TO PENALTIES.

requester. Do not TIN, later. or Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. U.S. person  Date  General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099-INT (interest earned or paid) • Form 1099-DIV (dividends, including those from stocks or mutual funds) • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099-S (proceeds from real estate transactions) • Form 1099-K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) • Form 1099-C (canceled debt) • Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. Form W-9 (Rev. 10-2018) Cat. No. 10231X Sign Here Signature of Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Employer identification number – Part II Certification Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification  Go to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the send to the IRS. Print or type. See Specific Instructions on page 3. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor or C Corporation S Corporation PartnershipTrust/estate single-member LLC Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)  Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) Other (see instructions)  5 Address (number, street, and apt. or suite no.) See instructions. Requester’s name and address (optional) 6 City, state, and ZIP code 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a Social security number – –

The Depositary is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you — from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. Some of your information may be transferred to servicers in the U.S.A. for data processing and/or storage. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depositary will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

Offices of the Depositary

By Mail
Computershare Investor Services Inc.
P.O. Box 7021
31 Adelaide Street East
Toronto, Ontario M5C 3H2

Attention:  Corporate Actions

By Registered Mail, Hand or Courier

Calgary	Toronto
Computershare Investor Services Inc.	Computershare Investor Services Inc.
600, 530 - 8th Avenue SW	8th Floor, 100 University Avenue
Calgary, Alberta T2P 3S8	Toronto, Ontario M5J 2Y1
Attention: Corporate Actions	Attention: Corporate Actions

Toll Free:  1-800-564-6253 (Canada and U.S.)
Telephone:  1-514-982-7555 (Outside North America)
E-Mail:  corporateactions@computershare.com

Any questions and requests for assistance may be directed by shareholders to the Depositary at the telephone numbers and locations set out above.